© Copyright 2024 Krystal Biotech, Inc. All rights reserved. Rare Respiratory Pipeline Interim Clinical Update December 2024

Krystal | 2 Forward Looking Statements and Disclosures Forward Looking Statements This presentation and the accompanying oral presentation that are collectively referred to as this presentation contain forward-looking statements that involve substantial risks and uncertainties. Any statements about future expectations, plans and prospects for Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the Company’s HSV-1-based platform being able to safely and effectively deliver and express genetic cargo when administered to the lung via repeated inhalation; the initial positive clinical data from the Company’s rare respiratory disease programs, KB408 and KB407 and the implications thereof for the Company’s broader pipeline targeting diseases of the lung; the prevalence and incidence of AATD and cystic fibrosis; the Company’s intention to accelerate its clinical study of KB408 and simultaneously enroll confirmatory patients in Cohort 2 and open Cohort 3 to explore safety and gene delivery at the top dose; the Company’s belief that the positive initial data from the KB408 study demonstrates a clinically relevant dosing range; the targeted patient segments for KB407 and the estimated number of patients in such segments; the Company’s belief that KB407 sanctioning by CFF TDN will accelerate enrollment and shorten time to bronchoscopies and KB407 molecular data; the Company’s plans to share molecular data from the KB407 program in 1H 2025; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties associated with regulatory review of manufacturing processes and clinical trials and the content and timing of decisions made by regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials; availability and timing of data from clinical trials and utility of such data; and such other important factors as are set forth in the Company’s filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. This presentation may contain estimates and statistical data. These estimates involve assumptions and limitations, and investors are cautioned not to give undue weight to such estimates. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such estimates or data or undertakes any obligation to update such estimates or data. Any projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. Disclosures Other than VYJUVEK®, all products described in this presentation are investigational therapies. The Company is using the Aerogen Solo® Nebulizer System and Aerogen® Ultra in its clinical trials evaluating KB407, KB408, and inhaled KB707.

Krystal | 3 Krystal’s HSV-1 Based Approach for Lung Gene Delivery Developing redosable, non-invasive, inhaled gene therapies to address monogenic disorders of the lung Historical Challenges with Inhaled Gene Therapy1  Inhaled gene therapy has been explored for decades, with little success  Focus to date has been on adenovirus, AAV, and non-viral approaches  Multiple challenges including cargo limitations, low efficiency of gene transfer, toxicity, product instability, and burdensome delivery HSV-1 Platform Has Potential to Overcome Historical Challenges  Clinically validated vector; tolerated and redosable in Phase 3 for DEB  Large cargo capacity to load in full genes, including CFTR for cystic fibrosis  Ability to redose and/or adjust dose over time as lung cells turnover  Broad cellular tropism and efficient transduction of airway epithelium  Expected nebulization time is under 30-minutes using off-the-shelf nebulizer Growing clinical dataset demonstrating that Krystal’s inhaled candidates are well-tolerated and distribute broadly in the lung 1. Vu A, et al. Human Gene Therapy 2020;31(17-18):921-939 AAV, adeno-associated virus; CFTR, cystic fibrosis transmembrane conductance regulator; DEB, dystrophic epidermolysis bullosa; HSV-1, herpes simplex virus 1 Delivered via off the shelf nebulizer Krystal’s Proprietary HSV-1 Vectors

Krystal | 4 1. Greene CM, et al. Nat Rev Dis Primers 2016;2:16051; 2. Brantly ML, et al. Int J Chron Obstruct Pulmon Dis. 2019;6:100–114; 3. Aboussouan LS, et al. Respir Med. 2009;103:335-341; 4. Stoller JK, et al. Int J Chron Obstruct Pulmon Dis. 2013;10:26-24; 5. Blanco I, et al. Int J Chron Obstruct Pulmon Dis. 2017;12:561-569; *Severe AATD defined as patients with Pi*ZZ genotype AAT, alpha-1 antitrypsin; AATD, alpha-1 antitrypsin deficiency; IV, intravenous; SERPINA1, serpin family A member 1; U.S., United States KB408 in Development as Redosable, Non-Invasive, Inhaled Gene Therapy to Enable Local AAT Expression in Lung Alpha-1 Antitrypsin Deficiency (AATD) Monogenic disorder that leads to progressive lung disease Severe AATD Prevalence3-5* Over 60K Patients in the U.S. Over 250K Patients Worldwide Unproven and Limited Treatment Options1.2  There is no cure available for patients with AATD  Standard of care is weekly IV infusions of AAT but treatment is burdensome on patients and clinical benefit not well defined  Alpha-1 antitrypsin (AAT) is a key regulator of protease activity, in particular neutrophil elastase in lungs3  AATD is an autosomal co-dominant inherited genetic disorder resulting from mutations in SERPINA1 gene encoding AAT, misfolding mutations Pi*ZZ and Pi*SZ are the most common  Genetic deficiency of AAT can result in unopposed neutrophil elastase activity and progressive pulmonary impairment

Inhaled Candidate KB408 for AATD Lung Disease

Genetic medicine designed to achieve sustained, local AAT expression is supported by robust preclinical data package

KB408

2 x *SERPINA1* genes



Replication-incompetent HSV-1 vector containing functional human *SERPINA1*

Preclinical Summary

- ✓ **Transduces human airway cells *in vitro* leading to dose-dependent expression and secretion of functional AAT**
- ✓ **AAT secreted from KB408 transduced cells is functional as demonstrated by binding to target neutrophil elastase**
- ✓ **Airway administration to wild-type or *SERPINA1* deficient mice yielded robust AAT expression detected by multiple independent assessments**
- ✓ **Vector platform shown to be amenable to nebulization with broad airway transduction and tolerability in non-human primates *– KB407 data***
- ✓ **Repeat KB408 dosing well-tolerated in murine GLP IND-enabling toxicology study with only mild findings and NOAEL of top dose**

Data package strongly supportive of KB408 progression to the clinic

AAT, alpha-1 antitrypsin; AATD, alpha-1 antitrypsin deficiency; GLP, good laboratory practices; HSV-1, herpes simplex virus 1; IND, investigational new drug; NOAEL, no observed adverse effect level ; *SERPINA1*, serpin family A member 1

Krystal | 5

KB408 Phase 1 Study SERPENTINE-1

Open-label, single dose escalation study in adult patients with AATD with a PI*ZZ genotype

Study Objectives

- Evaluate safety and tolerability, including
  - Frequency and severity of adverse events
  - Changes in vital signs, spirometry, ECGs, and clinical labs
- Measure AAT and neutrophil elastase concentration in serum, sputum, and bronchoalveolar lavage fluid
- Evaluate transgene expression in lung tissue
- Exploratory evaluation of impact on inflammatory biomarkers, quality of life measures, and pharmacodynamic markers

Key Enrollment Criteria

- Key Inclusion Criteria
  - Age ≥18 to ≤70
  - PI*ZZ or Pi*ZNull genotype
  - Serum AAT < 11µM - ***Cohort 3b only***
- Key Exclusion Criteria
  - $ppFEV_1$ <50%
  - IV AAT within 6 weeks - ***Cohort 3b only***


Bronchoscopy cohorts
Cohort 3b
10¹¹ PFU
n = 3 off IV AAT
Cohort 3a
10¹¹ PFU
n = 3 on IV AAT
Safety Review Committee
Cohort 2
10¹⁰ PFU
n = up to 6*
Safety Review Committee
Cohort 1
10⁹ PFU
n = 3*

* Cohort 1 and Cohort 2 patients may be on or off IV AAT

Amended protocol to add bronchoscopies to Cohort 2 in 3Q 2024

AAT, alpha-1 antitrypsin; AATD, alpha-1 antitrypsin deficiency; ECG, electrocardiogram; $ppFEV_1$, percent predicted forced expiratory volume in 1 second; IV, intravenous; PFU, plaque forming unit

Krystal | 6

Krystal | 7 Observation** D29D1-D3 D8 D15 D57 Scope of First SERPENTINE-1 Interim Readout Safety data from seven patients across two dose levels, and initial molecular data from two Cohort 2 patients Cohort 2 No Bronchoscopy 1010 PFU n = 2* Cohort 1 109 PFU n = 3* Cohort 2 Bronchoscopy 1010 PFU n = 2* Observation KB408 109 or 1010 PFU Day 1 D29D1-D2 D8 D15 D57 Safety Assessments Only Safety and Molecular Assessments KB408 1010 PFU Day 1 Baseline Bronchoscopy Minimum 14 Days Prior to Dosing Post Dose Bronchoscopy 24-72 Hours After Dosing * Cohort 1 and Cohort 2 patients may be on or off IV AAT **Safety follow up still ongoing; at least two weeks follow up completed for both patients as of data cutoff Data cutoff date of December 6, 2024 AAT, alpha-1 antitrypsin; IV, intravenous; PFU, plaque forming unit

Krystal | 8 Patient Demographics and Augmentation Therapy Status Study population predominantly elderly with variable augmentation therapy use, all Pi*ZZ genotype Cohort 2 No Bronchoscopy 1010 PFU n = 2* Cohort 1 109 PFU n = 3* Cohort 2 Bronchoscopy 1010 PFU n = 2* Safety Assessments Only Safety and Molecular Assessments * Cohort 1 and Cohort 2 patients may be on or off IV AAT Cohort Patient ID SERPINA1 Genotype Age Sex Background Augmentation 1 01 Pi*ZZ 60 Female No 02 Pi*ZZ 66 Female Yes 03 Pi*ZZ 67 Female No 2 04 Pi*ZZ 31 Male No 05 Pi*ZZ 56 Female No Cohort Patient ID SERPINA1 Genotype Age Sex Background Augmentation 2 06 Pi*ZZ 60 Male Yes 07 Pi*ZZ 58 Male No Data cutoff date of December 6, 2024 AAT, alpha-1 antitrypsin; IV, intravenous; PFU, plaque forming unit

Krystal | 9 KB408 Well Tolerated in All Patients Dosed To Date  No serious adverse events or dose-limiting toxicities observed  All KB408-related adverse events reported have been mild-to-moderate and transient  No evidence of significant neutralizing antibody response following KB408 administration  No systemic vector distribution after inhalation, based on blood and urine analysis

Bronchoscopy Sampling Plan and Molecular Data in Interim Readout

Multiple assessments conducted to mitigate inherent variability in sample collection across patients

Cohort 2 Bronchoscopy Timing



KB408 10^{10} PFU
Day 1
Post Dose Bronchoscopy
24-72 Hours After Dosing
Observation
Baseline Bronchoscopy
Minimum 14 Days Prior to Dosing

Sample Collection at Each Timepoint

- **Tissue Biopsies**
- **Bronchial Brushings**
- **Bronchoalveolar Lavage**

Assessments Included in Interim Readout

1. **Rate of KB408 transduction and AAT expression in cells of the conducting airways:** Assessed by immunofluorescent staining for AAT positive cells in tissue biopsy samples
2. **Secreted free AAT levels and residual active neutrophil elastase in lung ELF:** Free AAT and % unbound neutrophil elastase assessed by ELISA in lung lavage samples, adjusted for lavage dilution factor
3. **Change in *SERPINA1* Expression Levels in Lung Airway Cells:** Assessed by quantification of codon-optimized *SERPINA1* genome copies and transcript levels by qPCR and qRT-PCR in brushings

AAT, alpha-1 antitrypsin; ELISA, enzyme-linked immunosorbent assay; PFU, plaque forming unit; qPCR; quantitative polymerase chain reaction; qRT-PCR, quantitative reverse transcription polymerase chain reaction; *SERPINA1*, serpin family A member 1

Krystal | 10

Clear Evidence of Transduction and AAT Expression in KB408 Treated Lungs

Patient 07, **no** background augmentation; clinically meaningful proportion of airway cells positive for AAT after single dose

39%

AAT Positive Cells After Single KB408 Dose*

0%

AAT Positive Cells at Baseline

Patient 07

Patient 07 Images

Baseline

After KB408


CAS
CAS
CAS

H&E | **DAPI** | **AAT** | **Merge**

All imaging conducted at 40× magnification
Post-dose biopsies harvested 48 hours after nebulization
Biopsy locations: Baseline biopsy #1, top: lower lobe, right lung; post-dose biopsy #3, middle: lower lobe, left lung; post-dose biopsy #4, bottom: lower lobe, left lung

* Based on quantification of DAPI positive and DAPI + AAT co-positive cells lining the conducting airways of the lung by immunofluorescence; three biopsies assessed for post-dose DAPI + AAT co-positive cell quantification, total cell counts > 300

AAT, alpha-1 antitrypsin; CAS, conducting airway surface; DAPI, 4',6-diamidino-2-phenylindole; H&E, hematoxylin and eosin

Krystal | 11

Krystal | 12 Secreted AAT Reached Clinically Meaningful Levels after Single KB408 Dose Patient 07, no background augmentation; increase in AAT to high nanomolar range supports further exploration of mid dose 1. Average values from 2 lobes (pre-dose samples). Only 1 post-dose sample was evaluable due to low return from second lobe (<10%) AAT, alpha-1 antitrypsin; ELF, epithelial lining fluid; NE, neutrophil elastase Over 50% reduction in % unbound NE within 48 hours of first dose 85 729 0 100 200 300 400 500 600 700 800 Baseline Post Dose A AT L ev el (n M ) Free AAT Levels in Lung ELF1 Over 8-fold increase in ELF AAT with one dose Achieved target range of 5-10% of systemic levels % Free Neutrophil Elastase in ELF 97.2% At Baseline 40.2% After Single KB408 Dose

Krystal | 13 Clear Evidence of Transduction and AAT Expression in KB408 Treated Lungs Patient 06, on background augmentation; also detected meaningful proportion of airway cells positive for AAT after single dose 35% AAT Positive Cells After Single KB408 Dose* 3% AAT Positive Cells at Baseline [Placeholder Data] H&E DAPI AAT Merge CAS CAS CAS Baseline After KB408 All imaging conducted at 40× magnification Post-dose biopsies harvested 24 hours after nebulization Biopsy locations: Baseline biopsy #2, top: lingula (left lung); Post-dose biopsy #2, middle: lower lobe, right lung; Post-dose biopsy #3, bottom: lower lobe, right lung. Patient 06 Images Patient 06 * Based on quantification of DAPI positive and DAPI + AAT co-positive cells lining the conducting airways of the lung by immunofluorescence; four biopsies assessed for post-dose DAPI + AAT co-positive cell quantification, total cell counts > 600 AAT, alpha-1 antitrypsin; CAS, conducting airway surface; DAPI, 4′,6-diamidino-2-phenylindole; H&E, hematoxylin and eosin

Increased *SERPINA1* in Brushings Consistent with KB408 Mechanism

Lavages not successfully collected in Patient 06 but increased *SERPINA1* levels provide further evidence of successful delivery

- Challenges with lavage sample collection prevented evaluation of AAT levels in Patient 06 epithelial lining fluid
- However, KB408 transduction and *SERPINA1* expression was independently confirmed by qPCR and qRT-PCR analysis
- Assays are specific for KB408-encoded, codon-optimized *SERPINA1*
- No signal was detected from baseline samples (n = 3)



SERPINA1 DNA and RNA Levels After KB408 Dosing
SERPINA1 DNA Copies
n = 3/3
Positive Samples
SERPINA1 RNA Copies
n = 2/3
Positive Samples
1
10
100
1000
10000
Average Copy Number

AAT, alpha-1 antitrypsin; DNA, deoxyribonucleic acid; qPCR; quantitative polymerase chain reaction; qRT-PCR, quantitative reverse transcription polymerase chain reaction; RNA, ribonucleic acid; *SERPINA1*, serpin family A member 1

Krystal | 14

Clear Evidence of Successful and Safe Gene Delivery with KB408

Positive initial data supports acceleration of KB408 and has positive read-through implications for pipeline

- ✓ **KB408 delivery via inhalation well tolerated at both dose levels tested to date**
- ✓ **Over a third of airway cells positive for AAT in both patients after single 10^{10} PFU KB408 dose**
- ✓ **Free AAT levels in ELF of over 700 nM from first patient are already in clinically relevant range**
- ✓ **Encoded AAT is functional and binds neutrophil elastase; over 50% reduction from single dose**
- ✓ **Increases in *SERPINA1* transcript levels consistent with KB408 mechanism and AAT data**

Based on positive data will simultaneously continue enrollment in Cohort 2 and open Cohort 3 to explore higher end of dose range

AAT, alpha-1 antitrypsin; ELF, epithelial lining fluid; PFU, plaque forming unit; *SERPINA1*, serpin family A member 1

Krystal | 15

Krystal | 16 Cystic Fibrosis Disease Overview A life-span shortening progressive disease of the lung 1. U.S. Cystic Fibrosis Foundation – About Cystic Fibrosis, accessible at: About Cystic Fibrosis | Cystic Fibrosis Foundation (cff.org); 2. U.S. Cystic Fibrosis Foundation – 2022 CFF Patient Registry Highlights; 3. O’Sullivan BP, et al. Lancet 2009;373:1891-904; 4. Elborn JS, et al. Lancet 2016; 388:2519-31; 5. Sanders DB, et al. Pediatr Clin North Am. 2016;63:567-84; 6. Stoltz DA, et al. N Engl J Med. 2015, 372 (4): 351-362; 7. Cystic Fibrosis Foundation (2022) Patient Registry Annual Data Report; 8. Hapnadak SG, et al. J Cyst Fibros. 2020;19(3):344-354 CF, cystic fibrosis; CFTR / CFTR, cystic fibrosis transmembrane conductance regulator; GI, gastrointestinal; U.S., United States CF Prevalence & Incidence1,2  Cystic fibrosis (CF) is a life-threatening inherited disease caused by mutations in the cystic fibrosis transmembrane conductance regulator (CFTR), leading to reduced and/or loss of CFTR function3,4,5  Progressive lung disease is the primary cause of morbidity and mortality with loss of CFTR-mediated ion transport leading to6  Airway mucus obstruction  Recurrent bacterial infection  Inflammation  According to the U.S. Cystic Fibrosis Foundation, the median age at death for patients with CF in the United States was 36.6 years in 20227  CFTR modulators, first approved in 2012 and now used in combination, are emerging as standard of care for eligible patients8  Limitations of CFTR Modulators: Not effective for all CFTR mutation types, heterogeneous patient response, GI / liver tolerability, frequent dosing8 105,000 CF Patients in 94 Countries 32,000+ CF Patients in U.S. Registry +1,000 New Cases Annually in U.S.

KB407 Designed To Address Major Unmet Needs in CF

Multiple opportunities for KB407 to improve CF patient outcomes as mutation agnostic, redosable gene therapy

KB407


2x *CFTR* genes

Replication-incompetent HSV-1 vector containing functional human *CFTR*

	Target Segments for KB407	Estimated Patients
1	**Patients ineligible for CFTR modulator therapy including CFTR null patients** 10%+ of all CF patients[1]	10K
2	**Patients either weakly or non-responsive to TRIKAFTA®, ppFEV$_1$ increase < 5%** 15-25% of patients otherwise eligible for TRIKAFTA[2]	19K
3	**Alternate regimen for patients that poorly tolerate TRIKAFTA** 5% of patients otherwise eligible for TRIKAFTA[2]	5K
+	**Upside: Combination therapy or direct competition with TRIKAFTA if demonstrating superior dosing, efficacy, and/or safety**	All 105K

1. Krystal estimates based on CFF Patient Registry 2019, ECFS Patient Registry 2018; 2. Krystal estimates based on Middleton PG, et al. *N Engl J Med*. 2009;381:1809-1819; Heijerman HG, et al. *Lancet* 2019;394:1940-1948; Trikafta® FDA Label, Revised 10/2021

CF, cystic fibrosis; CFTR / *CFTR*, cystic fibrosis transmembrane conductance regulator; HSV-1, herpes simplex virus type 1; ppFEV$_1$, percent predicted forced expiratory volume in 1 second

Krystal | 17

Robust Preclinical Data Package Supports Clinical Evaluation of KB407

Studies across multiple models have shown KB407 is amenable to lung delivery, well tolerated, and encodes functional CFTR

All Key Preclinical Criteria for KB407 Have Been Met

1. **Cellular Tropism:** KB407 efficiently transduces human primary airway epithelial cells leading to dose dependent *CFTR* expression
2. **Full-Length Payload:** CFTR protein expressed in KB407 transduced cells is full-length, properly localized, and glycosylated
3. **Functionality:** Encoded CFTR has shown functionality in both *in vitro* CF patient model and *in vivo* rodent model
4. **Tolerability:** KB407 well tolerated in multiple preclinical studies including in GLP IND-enabling toxicology study with repeat delivery to the lung via inhalation ***– adverse level was not reached and NOAEL was top dose***
5. **Broad and Sustained *In Vivo* Expression:** KB407 was broadly disseminated in NHP lungs after delivery via inhalation and *CFTR* detected out to at least 28 days after last dose

Representative Image from NHP Lung



AC-Tubulin
Viral Marker
DAPI
Merge
Air
Vehicle
KB407



Sample collected as part of GLP IND-enabling toxicology study one day after third weekly dose of roughly 10^9 PFU KB407 via inhalation

KB407 recently received conditional sanctioning from CFF TDN subject to data monitoring committee charter review – no additional preclinical data requested

CF, cystic fibrosis; CFF, Cystic Fibrosis Foundation; CFTR / *CFTR*, cystic fibrosis transmembrane conductance regulator; GLP, good laboratory practices; IND, investigational new drug; NHP, non-human primate; NOAEL, no observed adverse effect level; TDN, Therapeutic Development Network

Krystal | 18

Krystal | 19 Observation Cohort 3 n = 6 Cohort 2 n = 3 KB407 Cohort 1 n = 3 KB407 KB407 Phase 1 Study CORAL-1 Ongoing study to assess safety and transduction efficiency of ascending doses of KB407 in adults with CF Study Objectives • Evaluate safety and tolerability of ascending doses of nebulized KB407, as well as preliminary efficacy evaluation • KB407 transduction and CFTR transgene expression in lung (bronchoscopy sub-study only) • Effects of KB407 on pulmonary function (ppFEV1) • Effects of KB407 on lung-specific quality of life (CFQ-R respiratory domain) • Vector shedding and biodistribution will also be assessed in blood, urine, buccal, and sputum samples Key Enrollment Criteria • Age ≥ 18 years with confirmed diagnosis of CF • ppFEV1 ≥50% and ≤100% • Resting O2 saturation ≥92% on room air • Cohort 1 and 2: Participants may receive concurrent modulator therapy, bronchoscopy optional • Cohort 3: No more than 3 out of 6 participants may be on concurrent modulator therapy, bronchoscopy mandatory CF, cystic fibrosis, CFTR / CFTR, cystic fibrosis transmembrane conductance regulator; DMC, data monitoring committee; PFU, plaque forming unit; ppFEV1, percent predicted forced expiratory volume in 1 second Open Label Open Label 109 PFU KB407 Days 0, 1, 2, 3 DMC Review After Day 28 Cohort 1 DMC Review After Day 28 Cohort 2 109 PFU KB407 Day 0 D28D0 D2 D7 D14 D58D21 Observation 109 PFU KB407 Day 0 and 1 D0-D2 D58 Observation Mandatory bronchoscopy 1-4 days after last dose D0-D3 D58 D28D7 D14 D21 D28D7 D14 D21 KB407 Open Label

Krystal | 20 Scope of CORAL-1 Interim Safety Data Update and Patient Demographics Safety data available from five patients dosed once or twice with KB407* *One patient rolled over from Cohort 1 to Cohort 2 Data cutoff date of December 6, 2024 CFTR / CFTR, cystic fibrosis transmembrane conductance regulator; PFU, plaque forming unit; ppFEV1, percent predicted forced expiratory volume in 1 second Cohort 2 Two 109 PFU Doses n = 3* Cohort 1 Single 109 PFU Dose n = 3 Observation KB407 109 PFU Day 0 Only or Day 0 and Day 1 D28D0-D2 D7 D14 D58D21 Safety Assessments Only Cohort Patient ID CFTR Genotype Age Sex Modulator Therapy 1 01-01 F508del/F508del 35 Male Yes 01-02 F508del/F508del 28 Female Yes 01-03 G551D/E60X 34 Female Yes 2 02-01* F508del/F508del 36 Male Yes 02-02 F508del/F508del 27 Male Yes 02-03 F508del/F508del 29 Male No

Krystal | 21 KB407 Well Tolerated in All Patients Dosed To Date  No serious adverse events or dose-limiting toxicities observed  All KB407-related adverse events reported have been mild-to-moderate and transient  No evidence of significant neutralizing antibody response following KB407 administration  No systemic vector distribution after inhalation, based on blood and urine analysis

Krystal | 22 Working Towards a Highly Differentiated Respiratory Franchise Safe delivery of genetic cargo in Phase 1 is a key derisking event for the platform with read-through to broader pipeline  First direct clinical evidence of safe gene delivery using HSV-1  Well-tolerated by patient population with underlying lung disease  Delivering full-length genes and demonstrated functionality of KB408-encoded AAT in patients with AATD  Successfully delivered to the lung using commercially available nebulization technology – off the shelf, non-invasive therapy  Redosability provides opportunity to build on efficacy over time  KB407 sanctioning by CFF TDN will accelerate enrollment and shorten time to bronchoscopies and KB407 molecular data Positive read though implications for all of Krystal’s inhaled genetic medicines portfolio KB408 For AATD Lung Disease KB407 For Cystic Fibrosis Inhaled KB707 For Solid Tumors of the Lung + future pipeline opportunities AAT, alpha-1 antitrypsin; AATD, alpha-1 antitrypsin deficiency; CFF, Cystic Fibrosis Foundation; HSV-1, herpes simplex virus 1; IV, intravenous; TDN, Therapeutic Development Network

Developing Genetic Medicines to Treat Diseases with High Unmet Medical Needs © Copyright 2024 Krystal Biotech, Inc. All rights reserved.